UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005


                         INTERNATIONAL DEVELOPMENT CORP.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


              000-31343                             36-4567500
      (Commission File Number)          (IRS Employer Identification No.)

   534 DELAWARE AVENUE, SUITE 412                      14202
          BUFFALO, NEW YORK                         (Zip Code)
    (principal executive offices)

                                 (416) 490-0254
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 3.03.    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     On April 7, 2005, the Registrant designated a Series B Preferred Stock. The series consists of 1,000,000 shares. The shares of the Series B Preferred Stock shall not be convertible into shares of our common stock, preferred stock, or any other securities of the Registrant. On all matters submitted to a vote of the holders of our common stock, including, without limitation, the election of directors, a holder of shares of the Series B Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series B Preferred Stock held by such holder multiplied by 500. If no such record date is established, the date to be used for the determination of the stockholders entitled to vote on such matters shall be the date on which notice of the meeting of stockholders at which the vote is to be taken is marked, or the date any written consent of stockholders is solicited if the vote is not to be taken at a meeting. The holders of Series B Preferred Stock shall not vote as a separate class, but shall vote with the holders of the Common Stock. Except as otherwise may be provided by law, the holders of the Series B Preferred Stock shall be entitled to one vote on all matters submitted to the vote of the holders of the Preferred Stock. A copy of the Certificate of Designation for the Series B Preferred Stock is filed as an exhibit with this Current Report.

     Effective October 6, 2005, the Registrant created a class of Series C preferred stock, par value $0.001 per share. There are 15,000,000 shares of the new class designated. Each share of the Series C preferred stock is convertible into one share of the Registrant's common stock. Likewise, each share of the Series C preferred stock has voting rights equal to one share of the Registrant's common stock. A copy of the Certificate of Designation for the Series C Preferred Stock is filed as an exhibit with this Current Report.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

     The  following  exhibits  are  filed  herewith:

EXHIBIT NO.       IDENTIFICATION OF EXHIBIT
-----------       -------------------------
     2.1          Certificate of Designation for Series B preferred stock filed
                  April 7, 2005.
     2.2          Certificate of Designation for Series C preferred stock filed
                  October 6, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 28, 2005                INTERNATIONAL DEVELOPMENT CORP.


                                        By /s/ Betty-Ann Harland
                                           -------------------------------------
                                           Betty-Ann Harland, Chief Executive
                                           Officer


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